                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 7, 2005
(Date of earliest event reported)

                 Deutsche Mortgage & Asset Receiving Corporation
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             (Exact name of registrant as specified in its charter)

       Delaware                        333-112636                 04-3310019
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

       60 Wall Street
     New York, New York                                                10005
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(Address of principal executive offices)                            (Zip Code)

Registrant's Telephone Number, including area code  (212) 250-2500
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events.
                  ------------

                  Attached as Exhibit 99.1 to this Current Report is a
structural and collateral term sheet (the "Collateral Term Sheet") furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), an
underwriter in respect of the Registrant's Commercial Mortgage Pass-Through
Certificates, Series COMM 2005-LP5 (the "Certificates"). The Certificates are
being offered pursuant to a Prospectus and related Prospectus Supplement
(together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The
Certificates have been registered pursuant to the Act under a Registration
Statement on Form S-3 (No. 333-112636) (the "Registration Statement"). The
Registrant hereby incorporates the Collateral Term Sheet by reference in the
Registration Statement.

                  The Collateral Term Sheet was prepared solely by the
Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet.

                  Any statement or information contained in the Collateral Term
Sheet shall be deemed to be modified or superseded for purposes of the
Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01.        Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.                                   Description
         -----------                                   -----------
              99.1                                 Collateral Term Sheet

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DEUTSCHE MORTGAGE & ASSET
                                                RECEIVING CORPORATION

Date:  April 8, 2005

                                             By:   /s/ John C. Griffin
                                                   -----------------------------
                                             Name:   John C. Griffin
                                             Title:  Vice President

                                             By:   /s/ Andrew Cherrick
                                                   -----------------------------
                                             Name:   Andrew Cherrick
                                             Title:  Vice President

                                INDEX TO EXHIBITS

                                                               Paper (P) or
Exhibit No.                      Description                   Electronic (E)
-----------                      -----------                   --------------

     99.1                  Collateral Term Sheet                     E